United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-2677

(Investment Company Act File Number)

Federated Municipal Bond Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/18

Date of Reporting Period: 03/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2018
Share Class | Ticker	A | LMSFX	B | LMSBX	C | LMSCX
	F | LMFFX	Institutional | LMBIX

Federated Municipal Bond Fund, Inc.
(formerly, Federated Municipal Securities Fund, Inc.)
Fund Established 1976

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2017 through March 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal Bond Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2018, was 2.62% for the Class A and F Shares, 1.92% for the Class B Shares, 1.73% for the Class C Shares and 2.41% for the Institutional Shares.1 The 2.62% total return for the Class A Shares for the reporting period consisted of 2.91% of tax-exempt dividends and reinvestments and -0.29% depreciation in the net asset value of the shares.2 The total return for the S&P Municipal Bond Index (SPMBI),3 the Fund's broad-based securities market index, was 2.53% during the same period. The total return for the S&P Municipal Bond 3-Year Plus Index (SPMBI3)4 was 3.19% during the reporting period. The total return of the Morningstar Municipal National Long Funds Average (MNLFA),5 a peer group average for the Fund, was 2.94%, during the same period. The Fund's and MNLFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the SPMBI or SPMBI3.
During the reporting period, the most significant factors affecting the Fund's performance relative to the SPMBI were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);6,7 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality (which is measured by credit rating) of portfolio securities.8
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 2.04% in September of 2017 to a high of 2.95% in February of 2018 and averaged 2.40%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Accommodative financial conditions, the recently enacted U.S. tax legislation, and an improved global economic outlook supported economic growth over the reporting period. Inflation showed signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent each time during the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are essential. The Fed reaffirmed that adjustments to the policy path would depend on the assessments of how the
Annual Shareholder Report

economic outlook and risks to the outlook are evolving. The labor market continued to strengthen during the reporting period as economic activity expanded at a moderate pace. Job gains remained solid and the unemployment rate stayed near its lows during the reporting period. Measures of consumer and business sentiment also improved during the reporting period. There remained considerable uncertainty about the prospects for changes in government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and trade and tariff negotiations were among the important policy decisions that had significant impacts on the financial markets during the reporting period.
The U.S. dollar strengthened against the currencies of most advanced economies during the reporting period amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European and Japanese Central Banks were anticipated to make changes to their asset purchase programs during the reporting period.
Major U.S. tax reform occurred through the passage of Tax Cut and Jobs Act of 2018 (“Tax Reform Act”), which reduced both corporate and individual tax rates. The top tax rate for individuals declined from 39.6% to 37% and either eliminated, modified or limited numerous deductions. The municipal bond market was spared many of the potentially negative tax law changes that were proposed, such as the limitation on the tax exemption for municipal bond interest. As a result, the impact on the municipal bond market from the Tax Reform Act being implemented has not been significant. The supply of municipal debt has been to some degree reduced as a result of the elimination of advanced refundings by municipal issuers. Also, the modestly lower corporate tax rate is expected over time to reduce corporations' demand for holding municipal debt.
State and local government payrolls increased somewhat during the reporting period while nominal construction spending by these governments declined, reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt narrowed at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois during the reporting period. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt increased near the end of 2017 in anticipation of the impacts of federal tax reform on the market and the issuers of municipal debt. The issuance declined significantly beginning in 2018 compared to previous periods, as the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were mostly positive and broad-based for a
Annual Shareholder Report

significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
Chicago and the state of Illinois continue to struggle to come to political terms over a solution for underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued throughout the reporting period. Some state and local governments turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts were generally not favorable. Any workouts of these concerns are likely to take many years which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny during the reporting period.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.9 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was shorter than the average duration of the SPMBI during the reporting period. Tax-exempt municipal bond yields increased for bonds with maturities less than 15 years over the reporting period and decreased modestly for bonds with maturities longer than 15 years as the yield curve significantly flattened during the reporting period. Bonds with a longer duration outperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's underweight to bonds with longer durations relative to those included in the SPMBI, duration had a negative impact on Fund performance over the reporting period. The Fund used Treasury interest rate futures to manage duration over the reporting period. The use of these instruments had a small negative impact on performance relative to the SPMBI.
SeCTOR ALLOCATION
During the reporting period, the Fund's sector allocations had a negative impact on Fund performance. The Fund's underweight exposure relative to the SPMBI in state and local general obligation debt added positive excess return due to the underperformance of these sectors. The Fund also generated positive excess return due to its overweight in outperforming sectors such as hospital and life care debt, relative to the SPMBI. However, the Fund's overweight in public power and higher education bonds contributed negative excess return during the reporting period due to these sectors' underperformance relative to the SPMBI. Pre-refunded bonds are escrowed in Treasury securities until their most recent call date. Pre-refunded bonds underperformed relative to the SPMBI and also generated considerable negative excess return as the sector underperformed the benchmark over the period.
Annual Shareholder Report

credit QUALITY8
During the reporting period, investor appetite for yield in the low interest rate environment continued and resulted in outperformance of bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the SPMBI. Bonds in the noninvestment-grade9 category, below “BBB,” outperformed the higher rating categories by an even wider margin. The Fund's exposure to noninvestment-grade debt added positive excess return as these securities experienced spread tightening versus higher quality debt over the reporting period. The Fund's overweight position, relative to the SPMBI, in “A” and “BBB” (or unrated comparable quality) debt during the reporting period also had a positive impact on the Fund's performance. The Fund's underweight in bonds rated “AAA” (or unrated bonds of comparable quality) made a positive contribution to performance as bonds in this rating category underperformed the SPMBI.
1	The Fund's Institutional Shares commenced operations on July 27, 2017. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
2	Income may be subject to state and local taxes. The investment adviser (“Adviser”) normally will invest the Fund's assets entirely in securities whose interest is not subject to the alternative minimum tax for individuals (AMT), such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund's investment objective, the Fund's Adviser may invest the Fund's assets in securities that may be subject to the AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI. During the reporting period, the Fund's Adviser elected to change the benchmark from the S&P Municipal Bond Investment Grade Index (SPMBIGI) to the SPMBI to reflect the repositioning of the Fund's investment strategy.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI3. During the reporting period, the Fund's Adviser elected to change the benchmark from the S&P Municipal Bond Investment Grade, 3-Year Plus, Non-AMT Index (SPMBIG3) to the SPMBI3 to reflect the repositioning of the Fund's investment strategy. The SPMBIG3 represents the portion of the SPMBIGI composed solely of bonds with remaining maturities of three years or more that are not subject to AMT.
Annual Shareholder Report

5	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MNLFA.
6	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
7	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
9	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Municipal Bond Fund, Inc. (the “Fund”) from March 31, 2008 to March 31, 2018, compared to the S&P Municipal Bond Index (SPMBI),2 S&P Municipal Bond Investment Grade Index (SPMBIGI),3 S&P Municipal Bond, 3-Year Plus, Index (SPMBI3),4 and the Morningstar Municipal National Long Funds Average (MNLFA).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
■	Total returns shown for the A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for the C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 3/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-2.01%	1.46%	3.44%
Class B Shares	-3.57%	1.22%	3.22%
Class C Shares	0.73%	1.57%	3.04%
Class F Shares	0.65%	2.18%	3.80%
Institutional Shares[6]	2.41%	2.37%	3.89%
SPMBI	2.53%	2.76%	4.42%
SPMBIGI	2.47%	2.64%	4.33%
SPMBI3	3.19%	3.19%	4.98%
MNLFA	2.94%	2.65%	4.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated.
For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMBI, SPMBIGI, SPMBI3 and the MNLFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The SPMBI is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the SPMBI include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The SPMBI is rebalanced monthly. The SPMBI is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
3	The SPMBIGI represents the investment grade component of the SPMBI. The SPMBIGI is rebalanced monthly. The SPMBI is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBIGI is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index. During the reporting period, the Fund's Adviser elected to change the benchmark from the SPMBIGI to the SPMBI to reflect the repositioning of the Fund's investment strategy.
4	The SPMBI3 represents the portion of the SPMBI composed solely of bonds with remaining maturities of three years or more. The SPMBI3 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI3 is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index. During the reporting period, the Fund's Adviser elected to change the benchmark from the S&P Municipal Bond Investment Grade, 3-Year Plus, Non-AMT Index (SPMBIG3) to the SPMBI3 to reflect the repositioning of the Fund's investment strategy. The SPMBIG3 represents the portion of the SPMBIGI composed solely of bonds with remaining maturities of three years or more that are not subject to AMT.
5	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
6	The Fund's Institutional Shares commenced operations on July 27, 2017. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	11.5%
Toll Road	11.3%
Water & Sewer	9.0%
Pre-refunded	8.8%
Education	8.4%
Airport	7.4%
Dedicated Tax	6.4%
General Obligation—State	6.1%
Public Power	5.8%
Senior Care	3.9%
Other[2]	21.6%
Other Assets and Liabilities—Net[3]	(0.2)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 78.6% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2018
Principal Amount			Value
		MUNICIPAL BONDS—99.6%
		Alabama—1.0%
$2,000,000		Birmingham, AL Waterworks Board, Subordinate Revenue Refunding Bonds (Series 2016-B), 4.00%, 1/1/2043	$2,065,540
1,250,000		Selma, AL IDB (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2010A), 5.80%, 5/1/2034	1,350,163
		TOTAL	3,415,703
		Arizona—2.8%
3,000,000		Arizona Board of Regents (Arizona State University), (Series 2016B), 5.00%, 7/1/2047	3,402,420
3,000,000		Arizona Board of Regents (Arizona State University), System Revenue & Refunding Bonds (Series 2015A Green Bonds), 5.00%, 7/1/2041	3,392,100
1,000,000		Arizona Board of Regents (Arizona State University), System Revenue Bonds (Series 2008C), 6.00% (United States Treasury PRF 7/1/2018@100)/(Original Issue Yield: 6.12%), 7/1/2028	1,010,950
1,740,000		Phoenix, AZ IDA (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2044	1,847,045
		TOTAL	9,652,515
		California—10.1%
1,000,000		Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2009F-1), 5.625% (United States Treasury PRF 4/1/2019@100), 4/1/2044	1,040,770
1,500,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A) FRNs, 2.83% (SIFMA 7-day +1.250%), Mandatory Tender 4/1/2027	1,578,315
2,000,000		California Health Facilities Financing Authority (Providence St. Joseph Health), Revenue Bonds (Series 2014B), 5.00%, 10/1/2044	2,208,360
1,000,000		California Health Facilities Financing Authority (Stanford Health Care), Revenue Bonds (Series 2015A), 5.00%, 8/15/2054	1,106,890
3,000,000		California State University (The Trustees of), Systemwide Revenue Bonds (Series 2011A), 5.00%, 11/1/2037	3,282,030
2,000,000		California State, Various Purpose GO Bonds, 6.00%, 11/1/2039	2,133,300
4,000,000		California State, Various Purpose UT GO Bonds, 5.75% (Original Issue Yield: 5.85%), 4/1/2029	4,166,760
1,000,000		California State, Various Purpose UT GO Bonds, 6.50%, 4/1/2033	1,048,350
2,000,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Water Works/System)), Water System Revenue Bonds (Series 2013B), 5.00%, 7/1/2033	2,273,760
1,000,000		Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2018A), 5.00%, 5/15/2044	1,145,180
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$1,000,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00% (Citigroup, Inc. GTD), 11/1/2034	$1,416,980
1,000,000		Metropolitan Water District of Southern California, Water Revenue Refunding Bonds (Series 2009C), 5.00%, 7/1/2031	1,041,200
3,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds, 5.00% (Bank of America Corp. GTD), 2/15/2025	3,395,580
1,500,000		Sacramento County, CA Airport System, Airport System Senior Revenue Bonds (Series 2009B), 5.50% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.60%), 7/1/2034	1,514,430
308,000	[2]	San Bernardino County, CA Housing Authority (Glen Aire Park & Pacific Palms), Subordinated Revenue Bonds, 7.25%, 4/15/2042	210,336
2,000,000		San Diego, CA USDT, UT GO Bonds (Election 2012 Series-I), 5.00%, 7/1/2047	2,322,500
2,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2014B), 5.00%, 5/1/2044	2,218,340
2,000,000		San Francisco, CA Public Utilities Commission (Water Enterprise), Water Revenue Bonds (Series 2017 Sub-Series D), 5.00%, 11/1/2034	2,372,900
1,000,000		University of California (The Regents of), General Revenue Bonds (Series 2009O), 5.75% (United States Treasury PRF 5/15/2019@100), 5/15/2034	1,046,300
		TOTAL	35,522,281
		Colorado—2.9%
1,445,000		Denver (City & County), CO (Denver, CO City & County Airport Authority), Revenue Bonds (Series 2012B), 5.00%, 11/15/2037	1,596,898
1,000,000		Denver, CO City & County Airport Authority (United Airlines, Inc.), Special Facilities Airport Revenue Refunding Bonds (Series 2017), 5.00%, 10/1/2032	1,081,130
4,250,000		University of Colorado Hospital Authority, Revenue Bonds (Series 2012A), 5.00%, 11/15/2036	4,741,895
2,500,000		University of Colorado, University Enterprise Revenue Bonds (Series 2011A), 5.25% (United States Treasury PRF 6/1/2021@100), 6/1/2036	2,763,000
		TOTAL	10,182,923
		Connecticut—1.6%
3,000,000		Connecticut State HEFA (Trinity Healthcare Credit Group), Revenue Bonds (Series 2016CT), 5.00%, 12/1/2045	3,366,720
2,000,000		Connecticut State Transportation Infrastructure Authority, Special Tax Obligation Revenue Bonds (Series 2013A), 5.00%, 10/1/2026	2,205,500
		TOTAL	5,572,220
		Delaware—0.7%
2,380,000		Delaware EDA (Delmarva Power and Light Co.), Gas Facilities Refunding Bonds, 5.40%, 2/1/2031	2,543,982
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	District of Columbia—2.6%
$2,500,000	District of Columbia (KIPP DC), Refunding Revenue Bonds (Series 2017A), 5.00%, 7/1/2048	$2,765,875
1,800,000	District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.00%, 6/1/2041	1,975,410
1,000,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), 5.00%, 4/1/2036	1,136,370
3,000,000	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien Revenue Refunding Bonds (Series 2016A), 5.00%, 10/1/2039	3,409,980
	TOTAL	9,287,635
	Florida—10.7%
2,000,000	Atlantic Beach, FL Health Care Facilities (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.00%, 11/15/2037	2,133,820
1,500,000	Broward County, FL Airport System, Airport System Revenue Bonds (Series 2012Q-1), 5.00%, 10/1/2037	1,645,770
1,000,000	Central Florida Expressway Authority, Senior Lien Revenue Refunding Bonds (Series 2017), 5.00%, 7/1/2038	1,150,790
1,000,000	Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.00%, 10/1/2035	1,109,960
2,000,000	Greater Orlando, FL Aviation Authority, Subordinate Airport Facilities Revenue Bonds (Series 2017A), 5.00%, 10/1/2036	2,266,480
2,000,000	Lee County, FL IDA (Cypress Cove at Healthpark), Healthcare Facilities Revenue Bonds (Series 2014), 5.50%, 10/1/2047	2,153,200
3,500,000	Miami Beach, FL Resort Tax, Revenue Bonds (Series 2015), 5.00%, 9/1/2040	3,902,850
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2030	1,141,610
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2032	1,138,890
2,000,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2015A), 5.00%, 10/1/2038	2,205,960
1,250,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds (Series 2010), 5.00% (Original Issue Yield: 5.10%), 7/1/2040	1,321,400
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Refunding Bonds (Series 2016A), 5.00%, 7/1/2032	2,296,440
1,500,000	Miami-Dade County, FL HFA (Nicklaus Children's Hospital), Hospital Revenue Refunding Bonds (Series 2017), 5.00%, 8/1/2042	1,675,140
1,000,000	Miami-Dade County, FL IDA (Doral Academy), IDRBs (Series 2017), 5.00%, 1/15/2048	1,051,280
2,875,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	3,126,332
4,105,000	Orlando & Orange County Expressway Authority, FL, Revenue Bonds (Series 2010A), 5.00% (United States Treasury PRF 7/1/2020@100), 7/1/2035	4,397,276
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$895,000	Orlando & Orange County Expressway Authority, FL, Revenue Bonds (Series 2010A), 5.00% (United States Treasury PRF 7/1/2020@100), 7/1/2035	$958,724
2,000,000	St. Johns County, FL IDA (Presbyterian Retirement Communities ), Revenue Bonds (Series 2010A), 5.875% (United States Treasury PRF 8/1/2020@100)/(Original Issue Yield: 5.98%), 8/1/2040	2,184,440
1,500,000	Tallahassee, FL Energy System, Revenue Refunding Bonds (Series 2017), 5.00%, 10/1/2036	1,697,865
	TOTAL	37,558,227
	Georgia—3.0%
2,190,000	Atlanta, GA Airport General Revenue, Airport General Revenue Bonds (Series 2010A), 5.00%, 1/1/2035	2,304,340
4,000,000	Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.00%, 11/1/2040	4,531,160
3,000,000	Georgia State, GO Bonds (Series 2017A-2), 5.00%, 2/1/2033	3,546,390
	TOTAL	10,381,890
	Illinois—6.9%
1,245,000	Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2017C), 5.00%, 12/1/2034	1,247,751
310,000	Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.00%, 1/1/2041	343,951
1,875,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), 6.50% (United States Treasury PRF 1/1/2021@100), 1/1/2041	2,108,269
2,000,000	Chicago, IL O'Hare International Airport, Passenger Facility Charge Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2031	2,179,080
1,500,000	Chicago, IL Sales Tax, Revenue Bonds (Series 2011A), 5.25% (United States Treasury PRF 1/1/2022@100), 1/1/2038	1,679,010
750,000	Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.00%, 11/1/2044	807,803
3,000,000	Chicago, IL, UT GO Bonds (Series 2015A), 5.50%, 1/1/2033	3,190,560
3,000,000	Illinois Finance Authority (Northwestern Memorial Healthcare), Revenue Bonds (Series 2017A), 5.00%, 7/15/2042	3,423,330
3,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Refunding Bonds (Series 2010 A-1), 5.25%, 1/1/2030	3,158,280
3,000,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2024	3,066,150
2,000,000	Illinois State, UT GO Bonds (Series 2017D), 5.00%, 11/1/2026	2,087,800
1,000,000	Illinois State, UT GO Bonds (Series June 2013), 5.25% (Original Issue Yield: 5.28%), 7/1/2028	1,033,680
	TOTAL	24,325,664
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—3.4%
$1,155,000		Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series 2012A), 5.00%, 1/1/2028	$1,269,576
470,000		Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series 2012A), 5.00% (United States Treasury PRF 7/1/2022@100), 1/1/2028	525,667
1,300,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.25% (United States Treasury PRF 7/1/2023@100), 1/1/2030	1,499,511
4,565,000		Indiana State Finance Authority Midwestern Relief (Ohio Valley Electric Corp.), Midwestern Disaster Relief Revenue Bonds (Series 2012A), 5.00% (Original Issue Yield: 5.05%), 6/1/2039	4,622,793
4,000,000		Indianapolis, IN Gas Utility Distribution System, Second Lien Revenue Refunding Bonds (Series 2008C), 5.25% (Assured Guaranty Corp. INS), 6/1/2019	4,160,600
		TOTAL	12,078,147
		Kansas—0.5%
1,600,000		Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.00%, 9/1/2022	1,785,888
		Louisiana—0.7%
2,305,000		Louisiana Local Government Environmental Facilities CDA (Westlake Chemical Corp.), Revenue Refunding Bonds (Series 2017), 3.50%, 11/1/2032	2,273,836
		Maryland—1.3%
3,335,000	[1]	Maryland State Health & Higher Educational Facilities Authority (Johns Hopkins Hospital), Revenue Bonds (Series 2015B) FRNs, 1.665% (1-month USLIBOR x0.67% +0.550%), 5/5/2018	3,335,467
1,000,000		Rockville, MD Mayor & City Council Econ Dev Revenue (King Farm Presbyterian Retirement Community, Inc.), (Series 2017B), 5.00%, 11/1/2042	1,092,040
		TOTAL	4,427,507
		Massachusetts—4.3%
4,330,000		Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2032	4,543,859
3,000,000		Massachusetts Port Authority, Revenue Bonds (Series 2015A), 5.00%, 7/1/2045	3,400,470
1,000,000		Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds (Series 2011B), 5.25%, 10/15/2035	1,107,800
3,000,000		Massachusetts School Building Authority, Subordinated Dedicated Sales Tax Revenue Bonds (Series 2018A), 5.25%, 2/15/2048	3,541,770
2,000,000		Massachusetts Water Resources Authority, General Revenue Refunding Bonds (Series 2017C), 5.00%, 8/1/2032	2,369,760
		TOTAL	14,963,659
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—2.0%
$1,000,000		Michigan Finance Authority Local Government Loan Program (Great Lakes, MI Water Authority), Revenue Refunding Local Project Notes (Series 2015D-1), 5.00%, 7/1/2034	$1,110,060
1,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-3), 5.00% (AGM Corp. INS), 7/1/2033	1,111,270
1,500,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00%, (Original Issue Yield: 6.25%) 6/1/2048	1,501,485
1,000,000		Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Refunding Revenue Bonds (Series 2014D), 5.00%, 9/1/2039	1,087,790
2,000,000		Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.00%, 12/1/2037	2,190,940
		TOTAL	7,001,545
		Minnesota—0.3%
1,000,000		University of Minnesota (The Regents of), GO Bonds (Series 2011A), 5.25% (United States Treasury PRF 12/1/2020@100), 12/1/2030	1,088,140
		Mississippi—0.3%
940,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	1,041,605
		Nebraska—1.3%
2,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), 5.00% (Goldman Sachs Group Inc. GTD)/(Original Issue Yield: 5.05%), 9/1/2042	2,158,060
2,300,000		Nebraska Public Power District, General Revenue Bonds (Series 2012A), 5.00%, 1/1/2027	2,522,364
		TOTAL	4,680,424
		Nevada—0.1%
305,000	[3]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.00%, 7/15/2047	310,374
		New Jersey—4.7%
2,880,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.25%, 6/15/2040	3,086,352
665,000		New Jersey EDA (Port Newark Container Terminal LLC), Special Facilities Revenue and Refunding Bonds (Series 2017), 5.00%, 10/1/2047	713,844
1,250,000		New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Revenue Bonds (Series 2014A), 5.00%, 7/1/2043	1,379,350
3,000,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2011A), 5.50%, 6/15/2041	3,165,090
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$1,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2012A), 5.00% (United States Treasury PRF 1/1/2022@100), 1/1/2035	$1,110,360
2,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.00%, 1/1/2034	2,237,320
1,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017A), 5.00%, 1/1/2029	1,167,860
2,000,000		Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), 5.00%, 5/1/2030	2,230,940
1,500,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Bonds (Series 2007-1), 5.00%, (Original Issue Yield: 5.015%), 6/1/2041	1,498,260
		TOTAL	16,589,376
		New Mexico—1.3%
2,000,000		Albuquerque Bernalillo County, NM Water Utility Authority, Joint Water & Sewer System Improvement Revenue Bonds (Series 2009A-1), 5.25% (United States Treasury PRF 7/1/2019@100)/(Original Issue Yield: 5.34%), 7/1/2034	2,089,040
2,175,000		New Mexico State Hospital Equipment Loan Council (Presbyterian Healthcare Services), Hospital System Revenue Bonds (Series 2017A), 5.00%, 8/1/2046	2,447,919
		TOTAL	4,536,959
		New York—9.5%
1,020,000		Brooklyn Arena Local Development Corporation, NY, PILOT Revenue Bonds (Series 2009), 6.375% (United States Treasury PRF 1/15/2020@100)/(Original Issue Yield: 6.476%), 7/15/2043	1,103,375
2,500,000		Brooklyn Arena Local Development Corporation, NY, PILOT Revenue Refunding Bonds (Series 2016A), 5.00%, 7/15/2042	2,775,350
1,000,000		Hudson Yards Infrastructure Corp. NY, Second Indenture Revenue Bonds (Series 2017A), 5.00%, 2/15/2045	1,135,490
2,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014A), 5.00%, 9/1/2044	2,216,900
3,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2015A), 5.00%, 11/15/2045	3,323,040
500,000		New York City Liberty Development Corp. (Goldman Sachs Group, Inc.), Revenue Bonds (Series 2005), 5.25%, 10/1/2035	620,470
3,000,000		New York City, NY TFA, Building Aid Revenue Bonds (Series 2015 S-2), 5.00%, 7/15/2041	3,368,940
200,000	[1]	New York City, NY, UT GO Bonds (Fiscal 1995 Series F Subseries F-4) FRNs, 2.28%, (SIFMA 7-day +0.70%), 2/15/2020	200,714
3,255,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series C), 5.00%, 8/1/2033	3,725,575
300,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series E), 5.00%, 8/1/2032	347,262
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$55,000	New York City, NY, UT GO Bonds (Series 2008 E-1), 6.25%, (Original Issue Yield: 6.40%), 10/15/2028	$56,388
400,000	New York City, NY, UT GO Bonds (Series 2012B), 5.00%, 8/1/2027	444,236
2,470,000	New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 2), 5.00%, 9/15/2043	2,675,677
400,000	New York Liberty Development Corporation, (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 3), 5.00%, 3/15/2044	429,120
2,000,000	New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), General Purpose Revenue Bonds (Series 2016A), 5.00%, 2/15/2043	2,274,920
500,000	New York State Local Government Assistance Corp., Senior Lien Revenue Refunding Bonds (Series 2008 A-5/6), 5.00%, 4/1/2020	516,905
500,000	New York State Local Government Assistance Corp., Subordinate Lien Revenue Refunding Bonds (Series 2010A), 5.00%, 4/1/2023	532,730
3,000,000	New York State Thruway Authority (New York State Thruway Authority - General Revenue), General Revenue Bonds (Series 2012I), 5.00%, 1/1/2028	3,295,710
500,000	New York State Thruway Authority (New York State Thruway Authority - General Revenue), General Revenue Bonds (Series 2014J), 5.00%, 1/1/2027	561,360
200,000	New York State Thruway Authority (New York State Thruway Authority - General Revenue), General Revenue Junior Indebtedness Obligations (Series 2016A), 5.25%, 1/1/2056	226,304
500,000	New York State, UT GO Bonds (Series 2009A), 5.00%, (Original Issue Yield: 5.24%), 2/15/2039	513,425
500,000	New York State, UT GO Bonds (Series 2011A), 5.00%, 2/15/2020	531,420
1,930,000	Port Authority of New York and New Jersey, Revenue Bonds (194th Series), 5.00%, 10/15/2041	2,192,712
90,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.00%, 11/15/2023	91,908
	TOTAL	33,159,931
	North Carolina—0.9%
1,000,000	Charlotte, NC Water & Sewer System, Water & Sewer Revenue Bonds (Series 2009), 5.25%, 7/1/2030	1,044,140
1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.00%, 10/1/2042	1,105,570
1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.00%, 10/1/2047	1,087,050
	TOTAL	3,236,760
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—2.9%
$2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-2), 5.875% (Original Issue Yield: 6.07%), 6/1/2047	$1,969,340
1,500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.50%, 1/15/2048	1,527,270
2,000,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Revenue Bonds (Series 2012), 5.00%, 1/1/2038	2,176,840
3,000,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.00%, 12/31/2039	3,323,940
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.00%, 6/1/2038	1,103,480
	TOTAL	10,100,870
	Oklahoma—0.2%
500,000	Oklahoma State Turnpike Authority, Second Senior Revenue Bonds (Series 2017C), 5.00%, 1/1/2047	571,020
	Pennsylvania—6.9%
2,570,000	Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.75%, 3/1/2029	2,833,502
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.00%, 12/1/2040	1,115,640
450,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.00%, 5/15/2032	496,732
500,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.00%, 5/15/2042	540,640
1,500,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.00%, 7/1/2042	1,706,805
2,000,000	Delaware River Port Authority, Revenue Bonds (Series 2013), 5.00%, 1/1/2030	2,234,140
2,000,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Refunding Bonds (Series 2017A-1), 5.00%, 2/15/2045	2,243,100
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.125%, 7/1/2037	1,092,630
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.25%, 7/1/2041	1,098,180
1,500,000	Montgomery County, PA Higher Education & Health Authority Hospital (Philadelphia Presbytery Homes, Inc.), Revenue Refunding Bonds (Series 2017), 5.00%, 12/1/2037	1,652,190
1,045,000	Montgomery County, PA IDA (ACTS Retirement Life Communities, Inc), Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2029	1,126,594
2,970,000	Pennsylvania EDFA (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 12/31/2034	3,237,538
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$630,000	Pennsylvania EDFA (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 12/31/2038	$680,249
4,000,000	Pennsylvania State Higher Education Facilities Authority (Temple University), Revenue Bonds (First Series of 2012), 5.00%, 4/1/2042	4,320,960
	TOTAL	24,378,900
	South Carolina—1.4%
2,000,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.00%, 5/1/2034	2,214,820
615,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.00%, 5/1/2039	675,331
2,000,000	Lexington County, SC Health Services District, Inc., Revenue Refunding Bonds, 5.00%, 11/1/2026	2,165,080
	TOTAL	5,055,231
	Tennessee—0.4%
1,335,000	Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.00%, 7/1/2046	1,475,255
	Texas—9.9%
2,795,000	Bexar County, Health Facilities Development Corp. (Army Retirement Residence Foundation), Revenue Bonds (Series 2010), 6.20% (United States Treasury PRF 7/1/2020@100), 7/1/2045	3,057,758
1,500,000	Bexar County, TX, LT Refunding Bonds (Series 2017), 5.00%, 6/15/2031	1,746,195
2,225,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2048	2,495,115
4,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2012B), 5.00%, 11/1/2035	4,285,360
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Bonds (Series 2014A), 5.00%, 12/1/2029	2,256,540
2,000,000	Harris County, TX Metropolitan Transit Authority, Sales and Use Tax Refunding Bonds (Series 2017A), 5.00%, 11/1/2023	2,289,020
2,000,000	Houston, TX Airport System, Senior Lien Revenue & Refunding Bonds (Series 2009A), 5.50% (Original Issue Yield: 5.67%), 7/1/2034	2,018,540
3,000,000	Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2016B), 4.00%, 11/15/2037	3,133,380
2,500,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), 5.00% (Original Issue Yield: 5.12%), 1/1/2038	2,664,000
1,000,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2016A), 4.00%, 1/1/2039	1,030,880
1,500,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.00%, 2/1/2032	1,731,615
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$2,000,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2016), 4.00%, 2/1/2034	$2,117,580
2,030,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.25% (Bank of America Corp. GTD), 12/15/2026	2,373,983
3,000,000	Trinity River Authority Texas Regional Wastewater System, Revenue Refunding Bonds (Series 2016), 5.00%, 8/1/2026	3,558,120
	TOTAL	34,758,086
	Virginia—0.9%
1,200,000	Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.00%, 7/1/2051	1,326,972
1,500,000	Hampton Roads, VA Sanitation District, Subordinate Wastewater Revenue Bonds (Series 2016A), 5.00%, 8/1/2043	1,718,370
	TOTAL	3,045,342
	Washington—2.2%
2,570,000	Energy Northwest, WA, Project 3 Electric Revenue Refunding Bonds (Series 2014-C), 5.00%, 7/1/2028	2,931,265
1,250,000	Washington State Health Care Facilities Authority (Providence St. Joseph Health), Health Care Facilities Revenue Bonds (Series 2014C), 5.00%, 10/1/2044	1,371,775
3,000,000	Washington State, UT GO Bonds (Series 2015A-1), 5.00%, 8/1/2040	3,391,950
	TOTAL	7,694,990
	West Virginia—0.8%
2,500,000	West Virginia University Board of Governors (West Virginia University), Refunding and Improvement Revenue Bonds (Series 2013A), 5.00%, 10/1/2035	2,729,650
	Wisconsin—1.1%
3,000,000	Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Bonds (Series 2009), 6.625% (United States Treasury PRF 2/15/2019@100)/(Original Issue Yield: 6.87%), 2/15/2039	3,124,890
800,000	Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.00%, 8/15/2039	872,688
	TOTAL	3,997,578
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $340,952,743)	349,424,113
Annual Shareholder Report

Principal Amount			Value
	[1]	SHORT-TERM MUNICIPAL—0.6%
		Alabama—0.6%
$2,150,000		Wilsonville, AL IDB (Alabama Power Co.), (Series 2008) Daily VRDNs, 1.82%, 4/2/2018 (IDENTIFIED COST $2,150,000)	$2,150,000
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $343,102,743)[4]	351,574,113
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[5]	(650,418)
		TOTAL NET ASSETS—100%	$350,923,695
Securities that are subject to the federal alternative minimum tax (AMT) represent 4.8% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Non-income-producing security.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2018, these restricted securities amounted to $310,374, which represented 0.1% of total net assets.
4	The cost of investments for federal tax purposes amounts to $343,097,702.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of March 31, 2018, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
CDA	—Community Development Authority
EDA	—Economic Development Authority
EDFA	—Economic Development Finance Authority
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
IDRBs	—Industrial Development Revenue Bonds
INS	—Insured
LIBOR	—London Interbank Offered Rate
LT	—Limited Tax
PILOT	—Payment in Lieu of Taxes
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
TFA	—Transitional Finance Authority
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.38	$10.68	$10.66	$10.27	$10.73
Income From Investment Operations:
Net investment income[1]	0.30	0.33	0.33	0.34	0.35
Net realized and unrealized gain (loss)	(0.03)	(0.31)	0.01	0.39	(0.46)
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.02	0.34	0.73	(0.11)
Less Distributions:
Distributions from net investment income	(0.30)	(0.32)	(0.32)	(0.34)	(0.35)
Net Asset Value, End of Period	$10.35	$10.38	$10.68	$10.66	$10.27
Total Return[2]	2.62%	0.13%	3.31%	7.16%	(0.97)%
Ratios to Average Net Assets:
Net expenses	0.85%	0.87%	0.87%	0.87%	0.87%
Net investment income	2.87%	3.06%	3.10%	3.23%	3.42%
Expense waiver/reimbursement[3]	0.10%	0.07%	0.07%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$302,904	$304,271	$331,876	$346,803	$355,711
Portfolio turnover	26%	14%	25%	16%	8%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.38	$10.69	$10.66	$10.27	$10.73
Income From Investment Operations:
Net investment income[1]	0.22	0.24	0.24	0.25	0.27
Net realized and unrealized gain (loss)	(0.02)	(0.32)	0.03	0.39	(0.47)
TOTAL FROM INVESTMENT OPERATIONS	0.20	(0.08)	0.27	0.64	(0.20)
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Net Asset Value, End of Period	$10.36	$10.38	$10.69	$10.66	$10.27
Total Return[2]	1.92%	(0.80)%	2.54%	6.28%	(1.79)%
Ratios to Average Net Assets:
Net expenses	1.62%	1.68%	1.69%	1.70%	1.71%
Net investment income	2.09%	2.25%	2.28%	2.40%	2.59%
Expense waiver/reimbursement[3]	0.08%	0.01%	0.00%[4]	—	—
Supplemental Data:
Net assets, end of period (000 omitted)	$4,599	$4,061	$5,732	$7,303	$8,292
Portfolio turnover	26%	14%	25%	16%	8%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.69	$10.66	$10.27	$10.73
Income From Investment Operations:
Net investment income[1]	0.22	0.24	0.24	0.25	0.27
Net realized and unrealized gain (loss)	(0.04)	(0.31)	0.03	0.39	(0.47)
TOTAL FROM INVESTMENT OPERATIONS	0.18	(0.07)	0.27	0.64	(0.20)
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Net Asset Value, End of Period	$10.35	$10.39	$10.69	$10.66	$10.27
Total Return[2]	1.73%	(0.71)%	2.54%	6.27%	(1.79)%
Ratios to Average Net Assets:
Net expenses	1.62%	1.68%	1.69%	1.70%	1.71%
Net investment income	2.09%	2.25%	2.28%	2.40%	2.59%
Expense waiver/reimbursement[3]	0.08%	0.01%	0.00%[4]	—	—
Supplemental Data:
Net assets, end of period (000 omitted)	$14,188	$17,548	$20,372	$19,001	$18,047
Portfolio turnover	26%	14%	25%	16%	8%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.37	$10.68	$10.66	$10.27	$10.73
Income From Investment Operations:
Net investment income[1]	0.30	0.32	0.33	0.34	0.35
Net realized and unrealized gain (loss)	(0.03)	(0.31)	0.01	0.39	(0.46)
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.01	0.34	0.73	(0.11)
Less Distributions:
Distributions from net investment income	(0.30)	(0.32)	(0.32)	(0.34)	(0.35)
Net Asset Value, End of Period	$10.34	$10.37	$10.68	$10.66	$10.27
Total Return[2]	2.62%	0.03%	3.31%	7.17%	(0.97)%
Ratios to Average Net Assets:
Net expenses	0.85%	0.87%	0.87%	0.87%	0.87%
Net investment income	2.87%	3.06%	3.09%	3.23%	3.42%
Expense waiver/reimbursement[3]	0.10%	0.07%	0.07%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,081	$27,604	$24,558	$20,604	$19,359
Portfolio turnover	26%	14%	25%	16%	8%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended March 31	2018[1]
Net Asset Value, Beginning of Period	$10.52
Income From Investment Operations:
Net investment income[2]	0.22
Net realized and unrealized gain (loss)	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.01
Less Distributions:
Distributions from net investment income	(0.19)
Net Asset Value, End of Period	$10.34
Total Return[3]	0.10%
Ratios to Average Net Assets:
Net expenses	0.59%[4]
Net investment income	3.10%[4]
Expense waiver/reimbursement[5]	0.12%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,150
Portfolio turnover	26%[6]
1	Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2018
Assets:
Investment in securities, at value (identified cost $343,102,743)		$351,574,113
Cash		53,542
Income receivable		4,681,389
Receivable for investments sold		411,817
Receivable for shares sold		49,809
TOTAL ASSETS		356,770,670
Liabilities:
Payable for shares redeemed	$5,045,007
Payable for investments purchased	406,189
Income distribution payable	117,264
Due to broker	2,757
Payable for other service fees (Notes 2 and 5)	107,238
Payable for distribution services fee (Note 5)	11,947
Payable for investment adviser fee (Note 5)	10,091
Payable for administrative fee (Note 5)	2,337
Payable for Directors'/Trustees' fees (Note 5)	339
Accrued expenses (Note 5)	143,806
TOTAL LIABILITIES		5,846,975
Net assets for 33,919,190 shares outstanding		$350,923,695
Net Assets Consists of:
Paid-in capital		$342,442,770
Net unrealized appreciation		8,471,370
Accumulated net realized gain		5,041
Undistributed net investment income		4,514
TOTAL NET ASSETS		$350,923,695
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($302,904,405 ÷ 29,278,699 shares outstanding) $0.01 par value, 250,000,000 shares authorized	$10.35
Offering price per share (100/95.50 of $10.35)	$10.84
Redemption proceeds per share	$10.35
Class B Shares:
Net asset value per share ($4,599,358 ÷ 444,081 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share (94.50/100 of $10.36)	$9.79
Class C Shares:
Net asset value per share ($14,188,489 ÷ 1,370,327 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.35
Offering price per share	$10.35
Redemption proceeds per share (99.00/100 of $10.35)	$10.25
Class F Shares:
Net asset value per share ($27,080,970 ÷ 2,618,180 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.34
Offering price per share (100/99.00 of $10.34)	$10.44
Redemption proceeds per share (99.00/100 of $10.34)	$10.24
Institutional Shares:
Net asset value per share ($2,150,473 ÷ 207,903 shares outstanding) $0.01 par value, 300,000,000 shares authorized	$10.34
Offering price per share	$10.34
Redemption proceeds per share	$10.34
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2018
Investment Income:
Interest			$13,105,180
Expenses:
Investment adviser fee (Note 5)		$1,644,512
Administrative fee (Note 5)		280,595
Custodian fees		18,174
Transfer agent fees		214,663
Directors'/Trustees' fees (Note 5)		11,085
Auditing fees		31,286
Legal fees		11,170
Distribution services fee (Note 5)		150,629
Other service fees (Notes 2 and 5)		877,936
Portfolio accounting fees		109,168
Share registration costs		91,678
Printing and postage		34,176
Miscellaneous (Note 5)		25,285
TOTAL EXPENSES		3,500,357
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(274,841)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(68,463)
Reduction of custodian fees (Note 6)	(324)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(343,628)
Net expenses			3,156,729
Net investment income			9,948,451
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			4,212,894
Net realized loss on futures contracts			(65,057)
Net change in unrealized appreciation of investments			(5,407,728)
Net realized and unrealized loss on investments and futures contracts			(1,259,891)
Change in net assets resulting from operations			$8,688,560
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,948,451	$11,198,666
Net realized gain	4,147,837	2,109,561
Net change in unrealized appreciation/depreciation	(5,407,728)	(13,034,249)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,688,560	273,978
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(8,763,306)	(9,533,888)
Class B Shares	(86,620)	(103,576)
Class C Shares	(334,729)	(418,279)
Class F Shares	(794,088)	(812,056)
Institutional Shares	(12,037)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,990,780)	(10,867,799)
Share Transactions:
Proceeds from sale of shares	26,351,592	33,108,539
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	25,845,641	—
Net asset value of shares issued to shareholders in payment of distributions declared	8,577,277	9,224,728
Cost of shares redeemed	(62,031,741)	(60,794,296)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,257,231)	(18,461,029)
Change in net assets	(2,559,451)	(29,054,850)
Net Assets:
Beginning of period	353,483,146	382,537,996
End of period (including undistributed net investment income of $4,514 and $58,161, respectively)	$350,923,695	$353,483,146
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2018
1. ORGANIZATION
Federated Municipal Bond Fund, Inc. (formerly, Federated Municipal Securities Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015 and to new purchases/exchanges by existing shareholders on August 1, 2015. Effective February 1, 2018, exchanges of the Fund's Class B Shares are only permitted into Class B Shares of Federated Government Reserves Fund, an affiliated government money market fund. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund's investments normally will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective July 27, 2017, the Fund began offering Institutional Shares.
On December 8, 2017, the Fund acquired all of the net assets of Federated New York Municipal Income Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Class B shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's Shareholders. In connection with the acquisition, the Acquired Fund's Class A Shares and Class B Shares were exchanged for Class A Shares and Class B Shares of the Fund, respectively. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every Class A Share and Class B Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received 0.99 and 0.98 of the Fund's Class A Shares and Class B Shares, respectively.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,449,692	$25,845,641	$1,234,695	$343,574,506	$369,420,147
*	Unrealized Appreciation is included in the Net Assets Received amount shown above.

Annual Shareholder Report

Assuming the acquisition had been completed on April 1, 2017, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended March 31, 2018, are as follows:
Net investment income*	$10,438,325
Net realized and unrealized gain (loss) on investments	$(889,770)
Net increase in net assets resulting from operations	$9,548,555
*	Net investment income reflects $14,880 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of March 31, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund waivers, reimbursement and reduction of $343,628 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2018, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$758,731	$(62,651)
Class B Shares	10,332	—
Class C Shares	39,877	—
Class F Shares	68,996	(5,812)
TOTAL	$877,936	$(68,463)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either U.S. government securities or a specified amount of Restricted Cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Annual Shareholder Report

At March 31, 2018, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,129,651 and $665,216, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities held at March 31, 2018 is as follows:
Security	Acquisition Date	Cost	Market Value
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.00%, 7/15/2047	8/31/2017	$311,989	$310,374
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(65,057)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended March 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,739,640	$18,265,483	2,165,902	$22,910,745
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	2,303,617	24,303,084	—	—
Shares issued to shareholders in payment of distributions declared	707,349	7,405,584	751,532	7,971,365
Shares redeemed	(4,794,414)	(50,177,725)	(4,668,837)	(49,456,309)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(43,808)	$(203,574)	(1,751,403)	$(18,574,199)

Year Ended March 31	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	146,075	$1,542,557	—	$—
Shares issued to shareholders in payment of distributions declared	8,416	88,153	9,682	102,871
Shares redeemed	(101,459)	(1,063,059)	(155,014)	(1,652,607)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	53,032	$567,651	(145,332)	$(1,549,736)

Year Ended March 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	200,741	$2,106,721	260,580	$2,748,137
Shares issued to shareholders in payment of distributions declared	27,285	285,979	32,687	346,933
Shares redeemed	(547,414)	(5,738,836)	(509,897)	(5,356,513)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(319,388)	$(3,346,136)	(216,630)	$(2,261,443)

Year Ended March 31	2018		2017
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	361,632	$3,791,819	696,775	$7,449,657
Shares issued to shareholders in payment of distributions declared	75,048	785,548	75,863	803,559
Shares redeemed	(479,167)	(5,015,155)	(411,685)	(4,328,867)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(42,487)	$(437,788)	360,953	$3,924,349
Annual Shareholder Report

	Period Ended 3/31/2018[1]		Year Ended 3/31/17
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	210,321	$2,187,569	—	$—
Shares issued to shareholders in payment of distributions declared	1,156	12,013	—	—
Shares redeemed	(3,574)	(36,966)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	207,903	$2,162,616	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(144,748)	$(1,257,231)	(1,752,412)	$(18,461,029)
1	Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, capital loss carryforwards acquired in a merger and expiration of capital loss carryforwards.
For the year ended March 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,815,835)	$(11,318)	$2,827,153
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2018 and 2017, was as follows:
	2018	2017
Tax-exempt income	$9,961,452	$10,840,626
Ordinary income	$29,328	$27,173
As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$15,717
Net unrealized appreciation	$8,465,208
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
Annual Shareholder Report

At March 31, 2018, the cost of investments for federal tax purposes was $343,097,702. The net unrealized appreciation of investments for federal tax purposes was $8,476,411. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,476,123 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,999,712.
The Fund used capital loss carryforwards of $4,252,624 to offset taxable gains realized during the year ended March 31, 2018. Capital loss carryforwards of $3,141,458 expired during the year ended March 31, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) 0.30% of the Fund's average daily net assets; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2018, the Adviser voluntarily waived $274,841 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets over $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2018, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$30,996
Class C Shares	119,633
TOTAL	$150,629
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2018, FSC retained $43,550 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2018, FSC retained $9,291 and $450 in sales charges from the sale of Class A Shares and Class F Shares, respectively. FSC also retained $969, $2,694, $555 and $7,520 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended March 31, 2018, FSSC received $245,541 and reimbursed $68,463 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended March 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $84,950,000 and $78,200,000, respectively.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.83%, 1.58%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended March 31, 2018, the Fund's expenses were reduced by $324 under these arrangements
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2018, were as follows:
Purchases	$87,841,981
Sales	$104,671,892
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2018, the Fund had no outstanding loans. During the year ended March 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2018, there were no outstanding loans. During the year ended March 31, 2018, the program was not utilized.
10. subsequent events
Effective June 18, 2018, Class B Shares may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares will be implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
11. federal tax information (unaudited)
For the fiscal year ended March 31, 2018, 99.7% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED MUNICIPAL BOND FUND, INC.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Municipal Bond Fund, Inc. (formerly, Federated Municipal Securities Fund, Inc.) (the “Fund”), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
May 24, 2018

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2017	Ending Account Value 3/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$997.90	$4.18
Class B Shares	$1,000	$994.20	$7.91
Class C Shares	$1,000	$993.20	$7.90
Class F Shares	$1,000	$996.90	$4.18
Institutional Shares	$1,000	$998.20	$2.94
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.74	$4.23
Class B Shares	$1,000	$1,017.00	$8.00
Class C Shares	$1,000	$1,017.00	$8.00
Class F Shares	$1,000	$1,020.74	$4.23
Institutional Shares	$1,000	$1,021.99	$2.97
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.59%
Class F Shares	0.84%
Institutional Shares	0.59%
Annual Shareholder Report

Board of Directors and Fund Officers
The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Fund comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: December 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1985	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Municipal Securities Fund, Inc. (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board, including a contemplated repositioning of the Fund's investment strategy.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed
Annual Shareholder Report

expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313913105
CUSIP 313913204
CUSIP 313913303
CUSIP 313913402
CUSIP 313913600
8042830 (5/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $29,600

Fiscal year ended 2017 - $28,600

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $2,686

Fiscal year ended 2017 - $0

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $749,370

Fiscal year ended 2017 - $205,663

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter.

If it were to be determined that the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Municipal Bond Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 24, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2018